Financing	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Debt Disclosure [Abstract]
Financing
FINANCING
As of March 31, 2017, the Company was in compliance with all of its debt covenants. The components of the Company’s debt were as follows ($ in millions):

	March 31, 2017	December 31, 2016
U.S. dollar-denominated commercial paper	$2,268.4	$2,733.5
Euro-denominated commercial paper (€3.0 billion and €3.0 billion, respectively)	3,167.9	3,127.6
Floating rate senior unsecured notes due 2017 (€500.0 million aggregate principal amount) (the “2017 Euronotes”)	533.3	526.0
0.0% senior unsecured bonds due 2017 (CHF 100.0 million aggregate principal amount) (the “2017 CHF Bonds”)	99.6	98.0
1.65% senior unsecured notes due 2018	498.4	498.1
1.0% senior unsecured notes due 2019 (€600.0 million aggregate principal amount) (the “2019 Euronotes”)	637.5	628.6
2.4% senior unsecured notes due 2020	497.0	496.8
5.0% senior unsecured notes due 2020	402.5	402.6
Zero-coupon Liquid Yield Option Notes (LYONs) due 2021	68.5	68.1
0.352% senior unsecured notes due 2021 (¥30.0 billion aggregate principal amount)	268.5	255.6
1.7% senior unsecured notes due 2022 (€800.0 million aggregate principal amount) (the “2022 Euronotes”)	848.0	836.5
0.5% senior unsecured bonds due 2023 (CHF 540.0 million aggregate principal amount) (the “2023 CHF Bonds”)	541.0	532.3
2.5% senior unsecured notes due 2025 (€800.0 million aggregate principal amount) (the “2025 Euronotes”)	848.4	836.8
3.35% senior unsecured notes due 2025	495.9	495.8
1.125% senior unsecured bonds due 2028 (CHF 110.0 million aggregate principal amount) (the “2028 CHF Bonds”)	110.6	108.8
4.375% senior unsecured notes due 2045	499.3	499.3
Other	165.5	124.6
Total debt	11,950.3	12,269.0
Less: currently payable	2,221.0	2,594.8
Long-term debt	$9,729.3	$9,674.2

For additional details regarding the Company’s debt financing, reference is made to Note 9 of the Company’s financial statements as of and for the year ended December 31, 2016 included in the Company’s 2016 Annual Report on Form 10-K.
The Company satisfies any short-term liquidity needs that are not met through operating cash flow and available cash primarily through issuances of commercial paper under its U.S. dollar and euro-denominated commercial paper programs. Credit support for the commercial paper programs is generally provided by the Company’s $4.0 billion unsecured, multi-year revolving credit facility with a syndicate of banks that expires on July 10, 2020 (the “Credit Facility”), which can also be used for working capital and other general corporate purposes. In October 2016, the Company expanded its borrowing capacity by entering into a $3.0 billion 364-day unsecured revolving credit facility with a syndicate of banks that expires on October 23, 2017 (the “364-Day Facility” and together with the Credit Facility, the “Credit Facilities”), to provide additional liquidity support for issuances under the Company’s U.S. dollar and euro-denominated commercial paper programs. The increase in the size of the Company’s commercial paper programs provided necessary capacity for the Company to use proceeds from the issuance of commercial paper to fund the purchase price for the Company’s 2016 acquisition of Cepheid. As of March 31, 2017, no borrowings were outstanding under the Credit Facilities, and the Company was in compliance with all covenants under the facility. In addition to the Credit Facilities, the Company has also entered into reimbursement agreements with various commercial banks to support the issuance of letters of credit.
As of March 31, 2017, borrowings outstanding under the Company’s U.S. dollar and euro-denominated commercial paper programs had a weighted average annual interest rate of 0.2% and a weighted average remaining maturity of approximately 26 days.
The Company has classified approximately $4.0 billion of its borrowings outstanding under the commercial paper programs as of March 31, 2017 as long-term debt in the accompanying Consolidated Condensed Balance Sheet as the Company had the intent and ability, as supported by availability under the Credit Facility, to refinance these borrowings for at least one year from the balance sheet date.
Debt discounts and debt issuance costs totaled $23 million and $25 million as of March 31, 2017 and December 31, 2016, respectively, and have been netted against the aggregate principal amounts of the related debt in the components of debt table above.
Danaher Corporation has guaranteed long-term debt and commercial paper issued by certain of its wholly-owned subsidiaries. The 2017 Euronotes, 2019 Euronotes, 2022 Euronotes and 2025 Euronotes were issued by DH Europe Finance S.A. (“Danaher International”), a wholly-owned finance subsidiary of the Company. The 2017 CHF Bonds, 2023 CHF Bonds, and 2028 CHF Bonds were issued by DH Switzerland Finance S.A. (“Danaher Switzerland”), a wholly-owned finance subsidiary of the Company. All securities issued by each of Danaher International and Danaher Switzerland are fully and unconditionally guaranteed by the Company and these guarantees rank on parity with the Company’s unsecured and unsubordinated indebtedness.
LYONs Redemption
During the three-month period ended March 31, 2017, holders of certain of the Company’s LYONs converted such LYONs into an aggregate of approximately two thousand shares of the Company’s common stock, par value $0.01 per share. The Company’s deferred tax liability associated with the book and tax basis difference in the converted LYONs was transferred to additional paid-in capital as a result of the conversions.

FINANCING
The components of the Company’s debt as of December 31 were as follows ($ in millions):

	2016	2015
U.S. dollar-denominated commercial paper	$2,733.5	$920.0
Euro-denominated commercial paper (€3.0 billion and €2.8 billion, respectively)	3,127.6	3,096.9
2.3% senior unsecured notes due 2016 (the “2016 Notes”)	—	500.0
4.0% senior unsecured bonds due 2016 (CHF 120.0 million aggregate principal amount) (“the 2016 Bonds”)	—	122.6
Floating rate senior unsecured notes due 2017 (€500.0 million aggregate principal amount) (the “2017 Euronotes”)	526.0	544.8
0.0% senior unsecured bonds due 2017 (CHF 100.0 million aggregate principal amount) (the “2017 CHF Bonds”)	98.0	99.7
5.625% senior unsecured notes due 2018 (the “2018 Notes”)	—	500.0
1.65% senior unsecured notes due 2018 (the “2018 U.S. Notes”)	498.1	497.1
5.4% senior unsecured notes due 2019 (the “2019 Notes”)	—	750.0
1.0% senior unsecured notes due 2019 (€600.0 million aggregate principal amount) (the “2019 Euronotes”)	628.6	651.0
2.4% senior unsecured notes due 2020 (the “2020 U.S. Notes”)	496.8	495.9
5.0% senior unsecured notes due 2020 (the “2020 Assumed Pall Notes”)	402.6	410.7
Zero-coupon LYONs due 2021	68.1	72.6
0.352% senior unsecured notes due 2021 (¥30.0 billion aggregate principal amount) (the “2021 Yen Notes”)	255.6	—
3.9% senior unsecured notes due 2021 (the “2021 Notes”)	—	600.0
1.7% senior unsecured notes due 2022 (€800.0 million aggregate principal amount) (the “2022 Euronotes”)	836.5	866.8
0.5% senior unsecured bonds due 2023 (CHF 540.0 million aggregate principal amount) (the “2023 CHF Bonds”)	532.3	541.6
2.5% senior unsecured notes due 2025 (€800.0 million aggregate principal amount) (the “2025 Euronotes”)	836.8	867.9
3.35% senior unsecured notes due 2025 (the “2025 U.S. Notes”)	495.8	495.3
1.125% senior unsecured bonds due 2028 (CHF 110.0 million aggregate principal amount) (the “2028 CHF Bonds”)	108.8	110.7
4.375% senior unsecured notes due 2045 (the “2045 U.S. Notes”)	499.3	499.3
Other	124.6	227.5
Total debt	12,269.0	12,870.4
Less: currently payable	2,594.8	845.2
Long-term debt	$9,674.2	$12,025.2

Debt discounts and debt issuance costs totaled $25 million and $9 million as of December 31, 2016 and 2015, respectively, and have been netted against the aggregate principal amounts of the related debt in the components of debt table above.
Commercial Paper Programs and Credit Facilities
In 2015, the Company entered into a $4.0 billion unsecured multi-year revolving credit facility with a syndicate of banks that expires on July 10, 2020, subject to a one-year extension option at the request of the Company with the consent of the lenders (the “5-Year Credit Facility”). The Company also entered into a $7.0 billion 364-day unsecured revolving credit facility with a syndicate of banks that expired in July 2016 (no borrowings were outstanding under the facility at any time) to provide additional liquidity support for issuances under the Company’s U.S. and euro-denominated commercial paper programs, the proceeds of which were used to finance a portion of the purchase price for the Pall Acquisition. On October 24, 2016, the Company again expanded its borrowing capacity by entering into a $3.0 billion 364-day unsecured revolving credit facility with a syndicate of banks that expires on October 23, 2017 (the “364-Day Facility” and together with the 5-Year Credit Facility, the “Credit Facilities”), to provide additional liquidity support for issuances under the Company’s U.S. and euro-denominated commercial paper programs. The increase in the size of the Company’s commercial paper programs provided necessary capacity for the Company to use proceeds from the issuance of commercial paper to fund the purchase price for the Cepheid Acquisition, as discussed in more detail below.
Under the Company’s U.S. and euro-denominated commercial paper programs, the Company or a subsidiary of the Company, as applicable, may issue and sell unsecured, short-term promissory notes. The notes are typically issued at a discount from par, generally based on the ratings assigned to the Company by credit rating agencies at the time of the issuance and prevailing market rates measured by reference to LIBOR. The Credit Facilities provide liquidity support for issuances under the Company’s commercial paper programs, and can also be used for working capital and other general corporate purposes. The availability of the Credit Facilities as standby liquidity facilities to repay maturing commercial paper is an important factor in maintaining the existing credit ratings of the Company’s commercial paper programs. The Company expects to limit any borrowings under the Credit Facilities to amounts that would leave sufficient available borrowing capacity under such facilities to allow the Company to borrow, if needed, to repay all of the outstanding commercial paper as it matures. As commercial paper obligations mature, the Company anticipates issuing additional short-term commercial paper obligations to refinance all or part of these borrowings. As of December 31, 2016, borrowings outstanding under the Company’s U.S. and euro commercial paper programs had a weighted average annual interest rate of 0.3% and a weighted average remaining maturity of approximately 37 days. The Company has classified approximately $4.0 billion of its borrowings outstanding under the commercial paper programs as of December 31, 2016 as long-term debt in the accompanying Consolidated Balance Sheet as the Company had the intent and ability, as supported by availability under the 5-Year Credit Facility referenced above, to refinance these borrowings for at least one year from the balance sheet date.
Under the Credit Facilities, borrowings (other than bid loans under the 5-Year Credit Facility) bear interest at a rate equal to (at the Company’s option) either (1) a LIBOR-based rate (the “LIBOR-Based Rate”), or (2) the highest of (a) the Federal funds rate plus 0.5%, (b) the prime rate and (c) the LIBOR-Based Rate plus 1%, plus in each case a specified margin that, in the case of the 5-Year Credit Facility, varies according to the Company’s long-term debt credit rating. In addition to certain initial fees the Company paid with respect to the 5-Year Credit Facility at inception of the facility, the Company is obligated to pay an annual commitment or facility fee under each Credit Facility that, in the case of the 5-Year Credit Facility, varies according to the Company’s long-term debt credit rating. Each of the Credit Facilities requires the Company to maintain a consolidated leverage ratio (as defined in the respective facility) of 0.65 to 1.00 or less, and also contains customary representations, warranties, conditions precedent, events of default, indemnities and affirmative and negative covenants. As of December 31, 2016, no borrowings were outstanding under either of the Credit Facilities and the Company was in compliance with all covenants under each facility. The nonperformance by any member of either Credit Facility syndicate would reduce the maximum capacity of such Credit Facility by such member’s commitment amount.
The Company’s ability to access the commercial paper market, and the related costs of these borrowings, is affected by the strength of the Company’s credit rating and market conditions. Any downgrade in the Company’s credit rating would increase the cost of borrowings under the Company’s commercial paper program and the 5-Year Credit Facility, and could limit or preclude the Company’s ability to issue commercial paper. If the Company’s access to the commercial paper market is adversely affected due to a credit downgrade, change in market conditions or otherwise, the Company expects it would rely on a combination of available cash, operating cash flow and the Credit Facilities to provide short-term funding. In such event, the cost of borrowings under the Credit Facilities could be higher than the cost of commercial paper borrowings.
In addition to the Credit Facilities, the Company has also entered into reimbursement agreements with various commercial banks to support the issuance of letters of credit.
Long-Term Indebtedness
The following summarizes the key terms for the Company’s long-term debt as of December 31, 2016:

	Outstanding Balance as of December 31, 2016	Stated Annual Interest Rate	Issue Price	Issue Date	Maturity Date	Interest Payment Dates (in arrears)
2017 Euronotes (1)	$526.0	three-month EURIBOR + 0.45%	100%	July 8, 2015	June 30, 2017	March 30, June 30, September 30 and December 30
2017 CHF Bonds (2)	98.0	0.0%	100.14%	December 8, 2015	December 8, 2017	December 8
2018 U.S. Notes (3)	498.1	1.65%	99.866%	September 15, 2015	September 15, 2018	March 15 and September 15
2019 Euronotes (1)	628.6	1.0%	99.696%	July 8, 2015	July 8, 2019	July 8
2020 U.S. Notes (3)	496.8	2.4%	99.757%	September 15, 2015	September 15, 2020	March 15 and September 15
2020 Assumed Pall Notes (5)	402.6	5.0%	not applicable	not applicable	June 15, 2020	June 15 and December 15
2021 LYONs	68.1	see below	not applicable	January 22, 2001	January 22, 2021	January 22 and July 22
2021 Yen Notes (4)	255.6	0.352%	100%	February 28, 2016	March 16, 2021	September 16
2022 Euronotes (1)	836.5	1.7%	99.651%	July 8, 2015	January 4, 2022	January 4
2023 CHF Bonds (2)	532.3	0.5%	100.924%	December 8, 2015	December 8, 2023	December 8
2025 Euronotes (1)	836.8	2.5%	99.878%	July 8, 2015	July 8, 2025	July 8
2025 U.S. Notes (3)	495.8	3.35%	99.857%	September 15, 2015	September 15, 2025	March 15 and September 15
2028 CHF Bonds (2)	108.8	1.125%	101.303%	December 8, 2015	December 8, 2028	December 8
2045 U.S. Notes (3)	499.3	4.375%	99.784%	September 15, 2015	September 15, 2045	March 15 and September 15
U.S. dollar and euro-denominated commercial paper	5,861.1	various	various	various	various	various
Other	124.6	various	various	various	various	various
Total debt	$12,269.0

(1)
The net proceeds, after underwriting discounts and commissions and offering expenses, of approximately €2.7 billion (approximately $3.0 billion based on currency exchange rates as of the date of issuance) from these notes were used to pay a portion of the purchase price for the Pall Acquisition.

(2)
The net proceeds, including the related premium, and after underwriting discounts and commissions and offering expenses, of approximately CHF 755 million ($732 million based on currency exchange rates as of date of issuance) from these bonds were used to repay a portion of the commercial paper issued to finance the Pall Acquisition.

(3)
The net proceeds, after underwriting discounts and commissions and offering expenses, of approximately $2.0 billion from these notes were used to repay a portion of the commercial paper issued to finance the Pall Acquisition.

(4)
The net proceeds, after offering expenses, of approximately ¥29.9 billion (approximately $262 million based on currency exchange rates as of the date of issuance) from these notes were used to repay a portion of the commercial paper borrowings issued to finance the Pall Acquisition.

(5)
In connection with the Pall Acquisition, the Company acquired senior unsecured notes previously issued by Pall with an aggregate principal amount of $375 million. In accordance with accounting for business combinations, the Assumed Pall Notes were recorded at their fair value of $417 million on the date of acquisition and for accounting purposes, interest charges on these notes recorded in the Company’s Consolidated Statement of Earnings reflect an effective interest rate of approximately 2.9% per year.

LYONs
In 2001, the Company issued $830 million (value at maturity) in LYONs. The net proceeds to the Company were $505 million, of which approximately $100 million was used to pay down debt and the balance was used for general corporate purposes, including acquisitions. The LYONs originally carry a yield to maturity of 2.375% (with contingent interest payable as described below). Pursuant to the terms of the indenture that governs the Company’s LYONs, effective as of the record date of the distribution of the Fortive shares, the conversion ratio of the LYONs was adjusted so that each $1,000 of principal amount at maturity may be converted into 38.1998 shares of Danaher common stock at any time on or before the maturity date of January 22, 2021.
During the year ended December 31, 2016, holders of certain of the Company’s LYONs converted such LYONs into an aggregate of approximately 250 thousand shares of the Company’s common stock, par value $0.01 per share. The Company’s deferred tax liability associated with the book and tax basis difference in the converted LYONs of $3 million was transferred to additional paid-in capital as a result of the conversions.
As of December 31, 2016, an aggregate of approximately 21 million shares of the Company’s common stock had been issued upon conversion of LYONs. As of December 31, 2016, the accreted value of the outstanding LYONs was lower than the traded market value of the underlying common stock issuable upon conversion. The Company may redeem all or a portion of the LYONs for cash at any time at scheduled redemption prices.
Under the terms of the LYONs, the Company pays contingent interest to the holders of LYONs during any six-month period from January 23 to July 22 and from July 23 to January 22 if the average market price of a LYON for a specified measurement period equals 120% or more of the sum of the issue price and accrued original issue discount for such LYON. The amount of contingent interest to be paid with respect to any quarterly period is equal to the higher of either 0.0315% of the bonds’ average market price during the specified measurement period or the amount of the cash dividend paid on Danaher’s common stock during such quarterly period multiplied by the number of shares issuable upon conversion of a LYON. The Company paid $1 million, $1 million and $2 million of contingent interest on the LYONs for each of the years ended December 31, 2016, 2015 and 2014, respectively. Except for the contingent interest described above, the Company will not pay interest on the LYONs prior to maturity.
Long-Term Indebtedness Related to the Fortive Separation
In June 2016, the Company received net cash distributions of approximately $3.0 billion from Fortive as consideration for the Company’s contribution of assets to Fortive in connection with the Separation. Fortive financed these cash payments through issuance of approximately $3.4 billion of debt, consisting of $500 million aggregate principal amount of borrowings under a three-year, senior unsecured term loan facility with variable interest rates (the “Term Loan Facility”), $393 million of commercial paper borrowings supported by a five-year, $1.5 billion senior unsecured revolving credit facility (the “Revolving Credit Facility” and together with the Term Loan Facility the “Fortive Credit Facilities”), $300 million aggregate principal amount of 1.8% senior unsecured notes due 2019, $750 million aggregate principal amount of 2.35% senior unsecured notes due 2021, $900 million aggregate principal amount of 3.15% senior unsecured notes due 2026 and $550 million aggregate principal amount of 4.3% senior unsecured notes due 2046 (collectively, the “Fortive Debt”). Danaher initially guaranteed the Fortive Debt, and the guarantee terminated effective as of the Distribution Date. As of July 2, 2016 in connection with the Separation, the Fortive Debt was transferred to Fortive and is no longer reflected in the Company’s consolidated financial statements.
2016 Long-Term Debt Repayments
The Company used a portion of the proceeds from the Fortive Distribution to repay the $500 million aggregate principal amount of 2016 Notes that matured in June 2016 and to redeem approximately $1.9 billion in aggregate principal amount of outstanding indebtedness in August 2016 (consisting of the Redeemed Notes). Danaher also paid an aggregate of $188 million in make-whole premiums in connection with the August 2016 redemptions, plus accrued and unpaid interest. The payment of these make-whole premiums, net of certain deferred gains of $9 million, are reflected as a loss on early extinguishment of borrowings in the accompanying Consolidated Statements of Earnings. The Company has used and intends to use the balance of the cash proceeds it received from Fortive to fund certain of the Company’s regular, quarterly cash dividends to shareholders.
The Company repaid the CHF 120 million aggregate principal amount of the 2016 Bonds upon their maturity in October 2016 using available cash.
Covenants and Redemption Provisions Applicable to Notes
With respect to the 2020 Assumed Pall Notes, the 2019, 2022 and 2025 Euronotes and the 2018, 2020, 2025 and 2045 U.S. Notes, at any time prior to the applicable maturity date (or in certain cases three months prior to the maturity date), the Company may redeem the applicable series of notes in whole or in part, by paying the principal amount and the “make-whole” premium specified in the applicable indenture, plus accrued and unpaid interest. With respect to each of the 2017, 2023 and 2028 CHF Bonds at any time after 85% or more of the applicable bonds have been redeemed or purchased and canceled, the Company may redeem some or all of the remaining bonds for their principal amount plus accrued and unpaid interest. With respect to the 2017, 2019, 2022 and 2025 Euronotes and the 2017, 2023 and 2028 CHF Bonds, the Company may redeem such notes and bonds upon the occurrence of specified, adverse changes in tax laws, or interpretations under such laws, at a redemption price equal to the principal amount of the bonds to be redeemed.
If a change of control triggering event occurs with respect to any of the 2020 Assumed Pall Notes, the 2017, 2019, 2022 and 2025 Euronotes, the 2018, 2020, 2025 and 2045 U.S. Notes or the 2017, 2023 and 2028 CHF Bonds, each holder of such notes may require the Company to repurchase some or all of such notes and bonds at a purchase price equal to 101% of the principal amount of the notes and bonds, plus accrued and unpaid interest. A change of control triggering event means the occurrence of both a change of control and a rating event, each as defined in the applicable indenture or comparable governing document. Except in connection with a change of control triggering event, the Company does not have any credit rating downgrade triggers that would accelerate the maturity of a material amount of outstanding debt.
The respective indentures under which the above-described notes and bonds were issued contain customary covenants including, for example, limits on the incurrence of secured debt and sale/leaseback transactions. None of these covenants are considered restrictive to the Company’s operations and as of December 31, 2016, the Company was in compliance with all of its debt covenants.
Danaher Corporation has guaranteed long-term debt and commercial paper issued by certain of its wholly-owned subsidiaries. The 2017 Euronotes, 2019 Euronotes, 2022 Euronotes and 2025 Euronotes were issued by DH Europe Finance S.A. (“Danaher International”), a wholly-owned finance subsidiary of the Company. The 2017 CHF Bonds, 2023 CHF Bonds, and 2028 CHF Bonds were issued by DH Switzerland Finance S.A. (“Danaher Switzerland”), a wholly-owned finance subsidiary of the Company. All securities issued by each of Danaher International and Danaher Switzerland are fully and unconditionally guaranteed by the Company and these guarantees rank on parity with the Company’s unsecured and unsubordinated indebtedness.
Other
The Company’s minimum principal payments for the next five years are as follows ($ in millions):

2017	$2,594.8
2018	496.4
2019	627.2
2020	4,899.2
2021	323.0
Thereafter	3,328.4

The Company made interest payments of $212 million, $126 million and $118 million in 2016, 2015 and 2014, respectively.